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                                                                   EXHIBIT 10.21


                           AMENDMENT TO LOAN DOCUMENTS


BORROWER:             VIXEL CORPORATION
ADDRESS:              11911 NORTHCREEK PARKWAY S.
                      BOTHELL, WASHINGTON  98011

DATE:                 JUNE 21, 1999

        THIS AMENDMENT TO LOAN DOCUMENTS is entered into between GREYROCK CAPITAL, a division of NationsCredit Commercial Corporation (formerly Greyrock Business Credit) ("GBC"), whose address is 10880 Wilshire Blvd., Suite 1850, Los Angeles, CA 90024 and the borrower named above ("Borrower").

        The Parties agree to amend the Loan and Security Agreement between them, dated November 26, 1997 (as amended, the "Loan Agreement"), as follows, effective on the date hereof. (This Amendment, the Loan Agreement, any prior written amendments to said agreements signed by GBC and the Borrower, and all other written documents and agreements between GBC and the Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

        1. Credit Limit. Section 1 of the Schedule, which presently reads as follows:

                "1. CREDIT LIMIT (Section 1.1): An amount not to exceed the lesser of $12,500,000 or the sum of (a) and (b) below:

                        "(a) The unpaid principal balance of the Term Loan in the original principal amount of $7,500,000 being made concurrently herewith by GBC to Borrower (the `Term Loan') and evidenced by the Secured Promissory Note (`Term Note') made by Borrower to the order of GBC, being executed and delivered to GBC concurrently herewith; plus "(b) Loans (the "Revolving Loans") in an amount not to exceed the lesser of (i) $5,000,000 at any one time outstanding, or (ii) 80% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above)

                "The Term Loan shall be made concurrently, in one disbursement. GBC shall have no obligation to disburse the Term Loan if, at the date of the disbursement, any Event of Default or event which, with notice or passage of time or both, would constitute an Event of Default has occurred and is continuing. "The Term Loan shall bear interest and be repayable on the terms set forth in the Term Note. The Term Loan once repaid may not be reborrowed. The Term Loan and the Revolving Loans constitute `Loans' for all purposes of this Agreement." is amended to read as follows:


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                "1. CREDIT LIMIT (Section 1.1): An amount not to exceed the lesser of $15,000,000 or the sum of (a) and (b) below:

                        "(a) The unpaid principal balance of the Term Loan in the original principal amount of $7,500,000 made by GBC to Borrower (the `Term Loan') and evidenced by the Secured Promissory Note (`Term Note') made by Borrower to the order of GBC; plus

                        "(b) Loans (the "Revolving Loans") in an amount not to exceed the lesser of (i) $7,500,000 at any one time outstanding, or (ii) 80% of the amount of Borrower's Eligible Receivables (as defined in Section 8 above)

                "The Term Loan shall bear interest and be repayable on the terms set forth in the Term Note. The Term Loan once repaid may not be reborrowed. The Term Loan and the Revolving Loans constitute `Loans' for all purposes of this Agreement."

        2. Extension. The date "SEPTEMBER 30, 1999" in Section 4 of the Schedule (as previously amended) is hereby amended by replacing said date with the date "SEPTEMBER 30, 2000."

        3. Fee. In consideration for GBC entering into this Amendment, the Borrower shall pay GBC a fee in the amount of $175,000 (the "Transaction Fee"), which shall be paid in installments of $14,583 per month, beginning July 31, 1999, and continuing on the last day of each month thereafter until paid in full. Said fee shall be deemed fully earned and part of the Obligations on the date hereof, shall be in addition to all interest and other fees, and shall be non-refundable. Notwithstanding the foregoing, if Borrower shall terminate the Loan Agreement and shall pay and perform in full all Obligations on or before December 31, 1999, and no Event of Default shall have occurred and be continuing, then GBC shall accept $100,000 as full payment of the Transaction Fee.

        4. Representations True. Borrower represents and warrants to GBC that all representations and warranties set forth in the Loan Agreement are true and correct.

        5. General Provisions. This Amendment, the Loan Agreement, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.


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Borrower:                              GBC:

VIXEL CORPORATION                      Greyrock Capital, a Division of
                                       Nationscredit Commercial Corporation


By /s/ Kurtis L. Adams
   --------------------------------
      President or Vice President      By /s/ Signature Illegible
                                          -------------------------------------
                                       Title
                                             ----------------------------------
By /s/ Kay Church
   --------------------------------
      Secretary or Ass't Secretary

                                     CONSENT

        The undersigned, guarantor, acknowledge that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.

                                       ARCXEL TECHNOLOGIES, INC.

                                       By /s/ Kay Church
                                          --------------------------------------
                                       Title Controller
                                             -----------------------------------